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                                  EXHIBIT 10.15

                      AMENDMENT TO BUSINESS LOAN AGREEMENT
                            AND MASTER REVOLVING NOTE

          This Fifth Amendment to Business Loan Agreement and Master Revolving Note (this "Amendment") is entered into by and between COMERICA BANK-CALIFORNIA ("Bank") and TAITRON COMPONENTS INCORPORATED, a California corporation ("Borrower") as of this 9th day of June, 1999.

                                    RECITALS

          A. Bank and Borrower are parties to that certain Business Loan Agreement dated as of May 6, 1997 (the "Agreement"), and in connection with the Agreement, Borrower executed that certain Master Revolving Note in the maximum principal amount of $16,000,000 together with the Addendum attached thereto and made a part thereof, each dated as of May 6, 1997 (hereinafter, the "Revolving Note"). The Agreement, the Revolving Note and all other documents and instruments executed in connection therewith are sometimes collectively referred to as the "Loan Documents".

          B. The Revolving Note and/or the Agreement were previously amended by the following: (i) that certain Amendment to Business Loan Agreement dated as of June 2, 1997, (ii) that certain Amendment To Business Loan Agreement dated as of December 29, 1997, (iii) that certain Amendment To Business Loan Agreement And Master Revolving Note dated as of June 22, 1998, and (iv) that certain Amendment To Business Loan Agreement dated as of November 24, 1998, collectively, the "Amendments".

          C. Borrower has requested, and Bank has agreed, to make certain additional amendments to the Agreement and the Revolving Note, all as more specifically set forth below.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

          1. RECITALS. The foregoing recitals of facts and understandings of the parties are incorporated herein as the agreement of Bank and Borrower.

          2. ADDENDUM TO AGREEMENT. Section 2(a) of the Addendum to the Agreement is hereby deleted in its entirety, and replaced with the following:


               "(a) Tangible Effective Net Worth in an amount not less than $28,000,000 at any time prior to December 31, 1999, increasing to $29,000,000 at 12/31/99, and thereafter increasing by a sum of $1,000,000 at each fiscal year end of Borrower."

               3. REVOLVING NOTE. The Revolving Note is hereby amended by changing the Maturity Date from June 2, 2000 to May 18, 2001.

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Taitron Components Incorporated
Amendment
Page 2.

               4. INCORPORATION BY REFERENCE. The Loan Documents, as previously amended by the Amendments, are incorporated herein by this reference as though set forth in full herein, and shall remain in full force and effect. All terms not otherwise defined herein shall have the meanings given in the Loan Documents.

               5. INTEGRATED AGREEMENT. This Amendment and the Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof, and supersedes all previous negotiations, discussions and agreements between the parties. Any amendments hereto shall be in writing and be signed by Bank and Borrower.

               6. COUNTERPARTS. This Amendment may be executed in counterparts which together shall constitute but one and the same original.

               7. SUCCESSORS AND ASSIGNS. This Amendment shall be binding on and inure to the benefit of the successors and assigns of Bank and Borrower.


     IN WITNESS WHEREOF, Borrower and Bank have duly executed and delivered this Amendment as of the date first written above.

         BORROWER:

TAITRON COMPONENTS INCORPORATED

BY:      /s/ STEWART WANG
-------------------------
         Stewart Wang
Its:     President & CEO

         BANK:

COMERICA BANK-CALIFORNIA

BY:      /s/ JASON BROWN
------------------------
         Jason D. Brown
Its:     Assistant Vice President



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